UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2012

Nationstar Mortgage Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-35449

(Commission File Number)

45-2156869

(I.R.S. Employer Identification No.)

350 Highland Drive

Lewisville, Texas 75067

(469) 549-2000

(Address, including zip code, and telephone number,

including area code, of principal executive offices)

Nationstar Mortgage LLC (Exact name of registrant as specified in its charter) Delaware (State or other jurisdiction of incorporation or organization)	Nationstar Capital Corporation (Exact name of registrant as specified in its charter) Delaware (State or other jurisdiction of incorporation or organization)
333-171370 (Commission File Number)	333-171370-14 (Commission File Number)
75-2921540 (I.R.S. Employer Identification No.)	27-1996157 (I.R.S. Employer Identification No.)
350 Highland Drive Lewisville, Texas 75067 (469) 549-2000 (Address, including zip code, and telephone number, including area code, of principal executive offices)	350 Highland Drive Lewisville, Texas 75067 (469) 549-2000 (Address, including zip code, and telephone number, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.

On April 20, 2012, Nationstar Mortgage LLC (the “Company”) and Nationstar Capital Corporation (together with the Company, the “Issuers”) entered into a purchase agreement (the “Purchase Agreement”) with the guarantors party thereto (the “Guarantors”) and Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., RBS Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several initial purchasers named therein (the “Initial Purchasers”) relating to an unregistered offering of $275,000,000 principal amount of the Issuers’ 9.625% Senior Notes due 2019 (the “Notes”) at an issue price of 100% (the “Offering”). The offering closed on April 25, 2012.

The Purchase Agreement includes customary representations, warranties and covenants by the Issuers. The Purchase Agreement also provides for indemnification of the Initial Purchasers against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or contribution to payments the Initial Purchasers may be required to make because of any of those liabilities. A copy of the Purchase Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The Notes were issued pursuant to an indenture, dated as of April 25, 2012 (the “Indenture”), among the Issuers, the Guarantors and Wells Fargo Bank, National Association, as trustee. The Indenture provides that the Notes are general unsecured, senior obligations of the Issuers, and will be guaranteed on a senior basis by certain of the Company’s wholly-owned subsidiaries. The Company will use the net proceeds from the sale of the Notes for general corporate purposes, which may include future acquisitions and transfers of servicing portfolios and/or related businesses from third parties.

The Issuers will pay interest on the Notes at 9.625% per annum, semi-annually in arrears on May 1 and November 1, commencing on November 1, 2012. The Issuers may redeem all or a portion of the Notes at any time prior to May 1, 2015 by paying a make-whole premium plus accrued and unpaid interest and additional interest, if any, to the redemption date. In addition, on or before May 1, 2015, the Issuers may redeem up to 35% of the aggregate principal amount of the Notes with the net proceeds of certain equity offerings at a redemption price of 109.625% of the principal amount, plus accrued and unpaid interest and additional interest, if any, to the redemption date, subject to compliance with certain conditions. The Issuers may redeem all or a portion of the notes at any time on or after May 1, 2015 at the applicable redemption prices set forth in the Indenture plus accrued and unpaid interest and additional interest, if any, to the redemption date. If the Issuers sell assets under certain circumstances, the Issuers will be required to make an offer to purchase the notes at their face amount, plus accrued and unpaid interest and additional interest, if any, as of the purchase date.

The Indenture contains covenants that limit the Company’s (and its restricted subsidiaries’) ability to, among other things: (i) incur or guarantee additional indebtedness or issue preferred stock; (ii) conduct certain asset sales; (iii) pay dividends or make distributions on, or redeem or repurchase, its capital stock; (iv) make certain investments; (v) create liens on assets; (vi) merge or consolidate or sell all or substantially all of its assets; and (vii) enter into transactions with affiliates. These covenants are subject to a number of important limitations and exceptions. The Indenture also provides for events of default, which, if any of them occurs, may permit or, in certain circumstances, require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately. A copy of the Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

On April 25, 2012, the Issuers and the Guarantors entered into a registration rights agreement (the “Registration Rights Agreement”) with the Initial Purchasers that provides holders of the Notes certain rights relating to registration of the Notes under the Securities Act.

Pursuant to the Registration Rights Agreement, the Issuers and the Guarantors will file an exchange offer registration statement with respect to a registered offer (the “Exchange Offer”) to exchange the Notes for substantially identical notes (the “Exchange Notes”) not later than March 31, 2013 and use commercially reasonable efforts to cause the exchange offer registration statement to become effective under the Securities Act. Upon the exchange offer registration statement being declared effective, the Issuers and the Guarantors will use their commercially reasonable efforts to consummate the Exchange Offer not later than 90 days after March 31, 2013. If and for so long as the Issuers and the Guarantors have not exchanged the Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer (the “Registration Default”), the annual interest rate borne by the Notes will be increased by 0.25% per annum during the 90-day period immediately following such Registration Default and will increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such increase exceed 0.50% per annum. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1        Purchase Agreement, dated as of April 20, 2012, by and among the Nationstar Mortgage LLC, Nationstar Capital Corporation, the guarantors party thereto, and Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., RBS Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several initial purchasers.

4.1        Indenture, dated as of April 25, 2012, by and among Nationstar Mortgage LLC, Nationstar Capital Corporation, the guarantors thereto and Wells Fargo Bank, National Association, as trustee.

10.1     Registration Rights Agreement, dated as of April 25, 2012, among the Issuers, the guarantors party thereto, and Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., RBS Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several initial purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage LLC

Date: April 25, 2012	By:	/s/ Anthony W. Villani
Anthony W. Villani, Esq.

Secretary

Nationstar Capital Corporation

	By:	/s/ Anthony W. Villani
Anthony W. Villani, Esq.

Secretary

Nationstar Mortgage Holdings Inc.

	By:	/s/ Anthony W. Villani
Anthony W. Villani, Esq.

Executive Vice President and General Counsel